Ameritas Life Insurance Corp. of New York

("Ameritas Life of NY")

Ameritas Life of NY Separate Account VUL

Ameritas Life of NY Separate Account VA

("Separate Accounts")

Supplement to:

Overture Encore! II,

Overture Annuity III-Plus, Overture Acclaim! and Overture Accent!

Prospectuses Dated May 1, 2012

Supplement Dated October 4, 2013

The Calvert Variable Series, Inc. Board of Directors approved, effective as of September 11, 2013, (1) the removal of New Amsterdam Partners LLC ("New Amsterdam") as an investment subadvisor for Calvert VP SRI Balanced Portfolio (the "Portfolio") and (2) the assumption of responsibility by the current investment advisor, Calvert Investment Management, Inc., for the day to day management of the equity assets previously managed by New Amsterdam.

Therefore, in the Separate Account Variable Investment Options section of your prospectus, the reference to New Amsterdam as subadvisor to the Portfolio is removed.

Please see the Portfolio prospectus, as supplemented, for more information.

All other provisions of your Policy remain as stated in your Policy and prospectus, as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy issued by

Ameritas Life Insurance Corp. of New York.

If you do not have a current prospectus, please contact Ameritas Life of NY at 1-877-280-6110.

FA 729 9-13